USAA GROWTH FUND
Fund Shares and Institutional Shares
SUPPLEMENT DATED JANUARY 26, 2018
TO THE FUND’S PROSPECTUS
DATED DECEMBER 1, 2017
This Supplement updates certain information contained in the above-dated prospectus for the USAA Growth Fund (the Fund). Please review this important information carefully.
Effective as of January 1, 2018, Paul A. Radomski no longer serves as a portfolio manager of the Fund; therefore, all references to Mr. Radomski in the Fund’s prospectus are hereby deleted.
The following disclosure is hereby revised under the Portfolio Managers’ section listed under Renaissance on page 6:
Andy Eng, CFA, Senior Research Analyst and back-up Portfolio Manager of Renaissance, has co-managed a portion of the Fund since October 2016.
The following disclosure is hereby revised under the Portfolio Managers’ section listed under Renaissance on page 18:
Andy Eng, CFA, Senior Research Analyst and back-up Portfolio Manager, began managing a portion of the Fund in October 2016, when he joined the large-cap growth team of Renaissance. His has over 21 years of investment experience; the past 18 years as a portfolio manager with Northwestern Mutual Investment Management Company. Education: B.S., University of Illinois; and M.B.A., Washington University.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
98875-0118